                                                                   EXHIBIT 23.3

                        CONSENT OF INDEPENDENT AUDITORS

The Board of Directors
AgriBioTech, Inc.

  We hereby consent to the use of our reports related to the financial statements of Williamette Seed Co. herein and to the reference to our firm under the heading "Experts" in the Prospectus.

                                          Price, Koontz & Davies, P.C.

Albany, Oregon

August 13, 1998